EXHIBIT 99.5


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                          MORGAN STANLEY
                          MSAC 2004-HE4

                      Fixed Rate Population


Selection Criteria: Fixed Rate Population
Table of Contents

1. Documentation Level
2. Credit Score
3. Range of Combined Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV



1. Documentation Level

--------------------------------------------------------------------------------------------------------------------------------
                                                               % of
                                                              Morgage
                                              Aggregate       Pool by          Avg        Weighted     Weighted
                                 Number        Cut-off       Aggregate      Mortgage      Average       Average
                                   of           Date          Cut-off         Loan         Gross       Combined        Weighted
                                Mortgage      Principal      Principal      Principal     Interest     Original         Average
Documentation Level              Loans         Balance        Balance        Balance        Rate          LTV         FICO Score
--------------------------------------------------------------------------------------------------------------------------------
Full Documentation                 2,119     273,471,654         66.75       129,057        7.003         78.53           621.5
--------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                 737     116,787,901         28.51       158,464        7.457         77.34           628.8
--------------------------------------------------------------------------------------------------------------------------------
Limited Documentation                124      19,417,734          4.74       156,595        6.851         77.96           635.8
--------------------------------------------------------------------------------------------------------------------------------
Total:                             2,980     409,677,289        100.00       137,476        7.125         78.16           624.3
--------------------------------------------------------------------------------------------------------------------------------

                               Top



2. Credit Score

------------------------------------------------------------------------------------------------------------------------------
                                                               % of
                                                              Morgage
                                            Aggregate         Pool by         Avg        Weighted     Weighted
                               Number        Cut-off         Aggregate     Mortgage      Average       Average
                                 of           Date            Cut-off        Loan         Gross       Combined       Weighted
                              Mortgage      Principal        Principal     Principal     Interest     Original        Average
Credit Score                   Loans         Balance          Balance       Balance        Rate          LTV        FICO Score
------------------------------------------------------------------------------------------------------------------------------
501 - 520                          119      12,748,306          3.11       107,129        8.519         73.04           512.0
------------------------------------------------------------------------------------------------------------------------------
521 - 540                          188      21,125,883          5.16       112,372        8.037         72.67           531.6
------------------------------------------------------------------------------------------------------------------------------
541 - 560                          257      31,210,503          7.62       121,442        7.908         75.45           550.9
------------------------------------------------------------------------------------------------------------------------------
561 - 580                          255      32,552,691          7.95       127,658        7.441         75.93           570.6
------------------------------------------------------------------------------------------------------------------------------
581 - 600                          347      43,753,532         10.68       126,091        7.262         77.05           590.7
------------------------------------------------------------------------------------------------------------------------------
601 - 620                          365      52,061,683         12.71       142,635        7.075         78.72           610.6
------------------------------------------------------------------------------------------------------------------------------
621 - 640                          419      58,264,646         14.22       139,056        6.970         79.90           630.9
------------------------------------------------------------------------------------------------------------------------------
641 - 660                          366      53,989,638         13.18       147,513        6.890         79.96           649.4
------------------------------------------------------------------------------------------------------------------------------
661 - 680                          265      39,252,671          9.58       148,123        6.730         79.66           669.2
------------------------------------------------------------------------------------------------------------------------------
681 - 700                          151      23,083,728          5.63       152,872        6.612         81.07           689.9
------------------------------------------------------------------------------------------------------------------------------
701 - 720                           95      15,325,154          3.74       161,317        6.567         79.66           709.4
------------------------------------------------------------------------------------------------------------------------------
721 - 740                           62      10,766,259          2.63       173,649        6.497         79.52           729.9
------------------------------------------------------------------------------------------------------------------------------
741 - 760                           45       7,613,422          1.86       169,187        6.538         79.76           749.6
------------------------------------------------------------------------------------------------------------------------------
761 - 780                           27       4,913,827          1.20       181,994        6.396         75.08           766.8
------------------------------------------------------------------------------------------------------------------------------
781 - 800                           17       2,831,095          0.69       166,535        6.208         79.48           789.7
------------------------------------------------------------------------------------------------------------------------------
801 - 820                            2         184,251          0.04        92,125        6.735         61.09           808.4
------------------------------------------------------------------------------------------------------------------------------
Total:                           2,980     409,677,289        100.00       137,476        7.125         78.16           624.3
------------------------------------------------------------------------------------------------------------------------------

Minimum: 501
Maximum: 810
Weighted Average: 624

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3. Range of Combined Original LTV Ratios (%)

-------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                         Morgage
                                       Aggregate         Pool by        Avg        Weighted     Weighted
                            Number      Cut-off         Aggregate     Mortgage      Average       Average
                              of         Date            Cut-off       Loan         Gross       Combined       Weighted
Range of Combined          Mortgage    Principal        Principal    Principal     Interest     Original        Average
Original LTV Ratios (%)      Loans       Balance          Balance     Balance        Rate          LTV        FICO Score
-------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                   4         377,300          0.09        94,325        8.148         13.17           562.0
-------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                   4         251,472          0.06        62,868        7.530         19.55           660.0
-------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                   5         276,099          0.07        55,220        6.894         23.24           632.9
-------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                  19       1,710,139          0.42        90,007        7.106         27.43           586.5
-------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                  17       1,616,534          0.39        95,090        6.437         32.79           642.4
-------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                  25       2,793,348          0.68       111,734        6.901         37.81           605.6
-------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                  35       4,974,376          1.21       142,125        6.610         43.05           610.1
-------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                  48       5,654,963          1.38       117,812        6.883         47.82           602.5
-------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                  61       7,661,040          1.87       125,591        6.534         53.13           632.8
-------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                  97      14,191,244          3.46       146,301        6.791         58.02           618.7
-------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                 128      19,609,336          4.79       153,198        6.749         62.87           615.6
-------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                 233      33,092,892          8.08       142,030        6.925         68.44           608.0
-------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                 283      41,663,760         10.17       147,222        7.024         73.91           609.7
-------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                 784     113,499,253         27.70       144,769        7.011         79.42           629.0
-------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                 419      60,983,921         14.89       145,546        7.150         84.30           615.5
-------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                 382      65,567,243         16.00       171,642        7.158         89.55           636.4
-------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                 113      17,249,329          4.21       152,649        7.357         94.70           641.6
-------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                323      18,505,039          4.52        57,291        9.188         99.89           653.4
-------------------------------------------------------------------------------------------------------------------------
Total:                      2,980     409,677,289        100.00       137,476        7.125         78.16           624.3
-------------------------------------------------------------------------------------------------------------------------

Minimum: 11.11
Maximum: 100.00
Weighted Average: 78.16

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4. Documentation Level Greater than 85% LTV

----------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                          Morgage
                                          Aggregate       Pool by         Avg        Weighted      Weighted
                             Number        Cut-off       Aggregate     Mortgage      Average        Average
                               of           Date          Cut-off        Loan         Gross        Combined        Weighted
Documentation Level         Mortgage      Principal      Principal     Principal     Interest      Original         Average
Greater than 85% LTV          Loans         Balance        Balance       Balance        Rate          LTV         FICO Score
----------------------------------------------------------------------------------------------------------------------------
Full Documentation               629      70,348,433         69.43       111,842        7.511         92.71           635.9
----------------------------------------------------------------------------------------------------------------------------
Stated Documentation             150      26,465,617         26.12       176,437        7.658         91.11           649.7
----------------------------------------------------------------------------------------------------------------------------
Limited Documentation             39       4,507,561          4.45       115,578        7.807         93.24           654.8
----------------------------------------------------------------------------------------------------------------------------
Total:                           818     101,321,611        100.00       123,865        7.562         92.31           640.4
----------------------------------------------------------------------------------------------------------------------------

                               Top



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.